UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 28, 2019
Date of report (date of earliest event reported)

Raymond James Financial, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-9109	59-1517485
(Commission File Number)	(IRS Employer Identification No.)

880 Carillon Parkway, St. Petersburg, FL 33716
(Address of Principal Executive Offices)  (Zip Code)

(727) 567-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Raymond James Financial, Inc. (the “Company”) was held on February 28, 2019. Proxies for the meeting were solicited by the Board of Directors (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board’s solicitations. At this meeting, the shareholders were requested to: (1) elect twelve members of the Board of Directors, (2) approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in the proxy statement, (3) approve the Amended and Restated 2003 Employee Stock Purchase Plan, and (4) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019, all of which matters were described in the proxy statement. The following actions were taken by the Company’s shareholders with respect to each of the foregoing items:

1. Election of Directors. All twelve (12) nominees for director were elected by a majority of the votes cast. With respect to each nominee, there were 21,935,703 broker non-votes. The table below sets forth the voting results for each director.

Director	Votes Cast “For”	Votes Cast “Against”	Abstentions
von Arentschildt, Charles G.	108,083,543	235,945	124,923
Broader, Shelley G.	106,736,288	1,620,833	87,290
Dutkowsky, Robert M.	102,624,061	5,736,548	83,802
Edwards, Jeffrey N.	107,995,990	358,071	90,350
Esty, Benjamin C.	108,156,747	202,131	85,533
Gates, Anne	108,142,643	217,770	83,998
Godbold, Francis S.	107,025,448	1,324,463	94,500
James, Thomas A.	107,208,634	1,149,047	86,730
Johnson, Gordon L.	107,295,465	1,064,740	84,206
McGeary, Roderick C.	108,137,247	213,214	93,950
Reilly, Paul C.	105,427,504	2,933,373	83,534
Story, Susan N.	87,295,190	21,069,305	79,916

2. Advisory vote on executive compensation. Our shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers by the affirmative vote of 96.46% of the votes cast. With respect to this proposal, there were 21,935,703 broker non-votes. The table below sets forth the voting results.

Votes Cast “For”	Votes Cast “Against”	Abstentions
104,332,681	3,828,278	283,452

3. Approve the Amended and Restated 2003 Employee Stock Purchase Plan. Our shareholders approved the Raymond James Financial, Inc. Amended and Restated 2003 Employee Stock Purchase Plan by the affirmative vote of 99.14% of the votes cast. With respect to this proposal, there were 21,935,703 broker non-votes. The table below sets forth the voting results.

Votes Cast “For”	Votes Cast “Against”	Abstentions
107,508,385	700,993	235,033

4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm. Our shareholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019 by the affirmative vote of 98.55% of the votes cast. The table below sets forth the voting results, and there were no broker non-votes.

Votes Cast “For”	Votes Cast “Against”	Abstentions
128,407,198	1,894,635	78,281

Item 7.01 Regulation FD Disclosure

On March 4, 2019, the Company issued a press release announcing, among other things, that the Board had declared a quarterly dividend of $0.34 per share for each outstanding share of common stock of the Company. The dividend is payable on April 15, 2019 to shareholders of record on April 1, 2019.

The information in this Item 7.01, including any exhibits hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibit in this particular report is incorporated by reference).

A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events

The Company’s press release also announced that the Board increased its repurchase authorization with respect to the Company’s shares of common stock (“Common Stock”) by $250 million. Prior to such Board action, $255 million was remaining under the previous repurchase authorization announced on November 29, 2018. Following the increase, the firm currently has a total of $505 million in share repurchase authorization. These repurchases may be made from time to time at the discretion of the Board’s Securities Repurchase Committee at prices that the Company deems appropriate and subject to market conditions, applicable law and other factors deemed relevant in the Company’s sole discretion. Such repurchases may be made in the open market, in privately negotiated transactions, or otherwise, including pursuant to a Rule 10b5-1 plan. The Board’s authorization does not have a fixed expiration date. All repurchased shares of Common Stock will be held as treasury shares. The repurchase authorization does not obligate the Company to repurchase any dollar amount or number of shares of Common Stock and may be suspended or discontinued at any time. The Company intends to pay for Common Stock repurchased with cash currently reflected on its balance sheet.

Information regarding repurchases of Common Stock will be available in the Company’s periodic reports on Form 10-Q and 10-K filed with the Securities and Exchange Commission as required by the applicable rules of the Exchange Act.

A copy of the press release issued by the Company in connection with the above is attached as Exhibit 99.1 to this Form 8‑K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is filed as an exhibit to this report:

Exhibit No.

99.1 Press release, dated March 4, 2019, issued by Raymond James Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date: March 4, 2019	By:	/s/ Jeffrey P. Julien
Jeffrey P. Julien
Executive Vice President - Finance
and Chief Financial Officer